NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS NINTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is dated and effective as of June 12, 2000 (the "Ninth Amendment"), among OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Borrower"), AMERICAN AVIATION L.L.C., a Missouri limited liability company ("Aviation"), OMNI ENERGY SERVICES CANADA CORP., an Alberta, Canada corporation formerly known as Hamilton Drill Tech Inc. ("Omni Canada"), OMNI ENERGY SERVICES-ALASKA, INC., an Alaska corporation ("Omni Alaska"), and HIBERNIA NATIONAL BANK, a national banking association (the "Bank").

                           W I T N E S S E T H:

     WHEREAS, the Borrower, Aviation, Omni Marine & Supply, Inc., and the Bank have heretofore entered into an Amended and Restated Loan Agreement dated as of January 20, 1998, as amended by First Amendment thereto dated as of March 31, 1998, as amended by Second Amendment thereto dated as of July 31, 1998, as amended by Third Amendment thereto dated as of October 30, 1998, as amended by Fourth Amendment thereto dated as of March 29, 1999, as amended by Fifth Amendment thereto dated as of September 29, 1999, and by Sixth Amendment thereto dated as of December 28, 1999, as amended by Seventh Amendment thereto dated as of March 31, 2000, and as amended by Eighth Amendment thereto dated as of May 15, 2000 (as so amended, the "Loan Agreement"), pursuant to which the Bank established in favor of the Borrower certain credit facilities consisting of Acquisition Loans, Revolving Loans, Bridge Loans, and a Term Loan;

     WHEREAS, subsequent to the execution of the Loan Agreement, Omni Canada and Omni Alaska became wholly-owned subsidiaries of the Borrower, and Omni Marine & Supply, Inc., a Louisiana corporation, was merged into the Borrower;

     WHEREAS, the Loans by the Bank to the Borrower are guaranteed, IN SOLIDO, by Aviation, Omni Canada, and Omni Alaska as the Guarantors;

     WHEREAS, the indebtedness evidenced by the Bridge Note has been paid;

     WHEREAS, on July 12, 1999, the Borrower and the Bank, with the consent of the Guarantors, agreed to reduce and did reduce the Revolving Loan Commitment from $7,000,000.00 to $6,000,000.00;

     WHEREAS, pursuant to the Fifth Amendment, the Bank (i) extended the scheduled July 31, 1999 principal payments on all Loans to October 31, 1999 and (ii) allowed the Borrower until October 31, 1999 to remedy all financial covenant violations;

     WHEREAS, pursuant to the Sixth Amendment, the Bank, among other matters, extended the Termination Date from January 20, 2000 to March 31, 2000;

     WHEREAS, pursuant to the Seventh Amendment, the Bank, among other matters, extended the Termination Date from March 31, 2000 to May 15, 2000;

     WHEREAS, pursuant to the Eighth Amendment, the Bank, among other matters, extended the Termination Date from May 15, 2000 to May 22, 2000;

     WHEREAS, the Borrower  and the Guarantors have requested that the Bank
(i) extend the Termination Date  from  May  22, 2000 to September 30, 2000,
(ii) add to the principal amount due under the Term Note the past due extension fee of $150,000.00, and (iii) make certain other changes to the Loan Agreement; and

     WHEREAS, subject to (i) a reduction of the Revolving Loan Commitment from $6,000,000.00 to $5,000,000.00, (ii) a consolidation and renewal of the indebtedness evidenced by the Term Note and the Acquisition Note, and
(iii) the terms and conditions of the Loan Agreement, as amended by this Ninth Amendment, the Bank is willing to honor the Borrower's requests.

     NOW, THEREFORE, THE PARTIES HERETO, IN CONSIDERATION OF THE MUTUAL COVENANTS HEREINAFTER SET FORTH AND INTENDING TO BE LEGALLY BOUND HEREBY, AGREE AS FOLLOWS:

     1. DEFINED TERMS. Capitalized terms used herein which are defined in the Loan Agreement are used herein with such defined meanings, except as may be expressly set forth in this Ninth Amendment.

     2.   DEFINED TERMS REVISION.

          (a)  The  definition  of  the term "Revolving Note" appearing  in
Section 1.1 of the Loan Agreement is hereby supplemented to include each of the Allonges to such Note as provided in the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, and this Ninth Amendment.

          (b) The definitions of the terms "Acquisition Note" and "Term Note" appearing in Section 1.1 of the Loan Agreement are hereby deleted and replaced with the following:

               "TERM NOTE" shall mean that certain promissory note by Borrower dated of even date with the Ninth Amendment, in the principal amount of $8,466,111.00, payable to the order of Bank with interest as therein provided, together with all renewals, extensions and refinancings of said promissory note. The indebtedness evidenced by the said promissory note constitutes a renewal and consolidation of the outstanding principal indebtedness evidenced by that certain promissory note dated September 29, 1999 by Borrower in the original principal amount of $6,067,452.13 payable to the order of the Bank and that certain
               promissory   note  dated  September  29,  1999  by
               Borrower in the original principal amount of $2,948,658.96 payable to the order of the Bank.

Henceforth, all references in the Loan Agreement to the Term Note and the Acquisition Note shall be deemed a reference to the Term Note as defined in this paragraph 2(b). Novation is not intended.

          (c)  The   definitions   of  the   terms   "Acquisition   Loans",
"Acquisition  Loan Commitment", and "Term  Loan  Commitment"  appearing  in
Section 1.1 of the Loan Agreement are hereby deleted.

          (d)  The  definition of the term "Term Loan" appearing in Section
1.1 of the Loan Agreement is hereby deleted and replaced with the following:

               "TERM LOAN" shall mean the loan evidenced by the Term Note as defined in paragraph 2(b) of the Ninth Amendment.


          (e) The definition of the term "Borrowing Base Amount" appearing in Section 1.1 of the Loan Agreement (as added by the Fifth Amendment and subsequently modified) is hereby modified to reflect that the reference to $6,000,000.00 in said definition is hereby replaced with a reference to $5,000,000.00.

          (f)  The definition of the term  "Termination  Date" appearing in
Section 1.1 of the Loan Agreement is hereby deleted and restated as follows:

               "TERMINATION DATE" shall mean, with respect to the Bank's Commitments the earlier to occur of (i) September 30, 2000, or (ii) the date of termination of the Commitments pursuant to Article XIII hereof.

          (g)  The following definition is hereby  added  to  the Loan
Agreement:

               "NINTH AMENDMENT" shall mean that certain Ninth Amendment to Amended and Restated Loan Agreement dated as of June 12, 2000 by and among the Borrower, Aviation, Omni Canada, Omni Alaska, and the Bank.

     3. REVISIONS TO ARTICLE II (REVOLVING LOANS) OF THE LOAN AGREEMENT. Subject to the terms and conditions of the Loan Agreement, as amended by this Ninth Amendment, the parties agree as follows:

          (a)  The   Revolving  Loan  Commitment  is  hereby  reduced  from
$6,000,000.00 to $5,000,000.00.

          (b) The term "Revolving Note" in Section 2.2.1 of the Loan Agreement, as modified by the Fourth Amendment and the Fifth Amendment, shall henceforth mean that certain promissory note dated September 29, 1999, by Borrower in the maximum aggregate principal amount of $6,000,000.00 payable to the order of the Lender, as modified by each Allonge to such promissory note executed by Borrower in connection with the Sixth Amendment, the Seventh Amendment, and the Eighth Amendment, and as modified by the Allonge to such promissory note executed by Borrower in connection with this Ninth Amendment. Pursuant to the Allonge to the Revolving Note executed by the Borrower in connection with this Ninth Amendment, the maximum aggregate principal amount of the Revolving Note is $5,000,000.00.

          (c) The reference in line 3 of Section 2.2.8 of the Loan Agreement, as modified by the Fourth Amendment and the Fifth Amendment, to $6,000,000.00 shall henceforth be deemed a reference to $5,000,000.00.

     4. REVISIONS TO ARTICLE III (ACQUISITION LOANS) OF THE LOAN AGREEMENT. As a result of Bank's consolidation and renewal of the Acquisition Note and Term Note (as such terms were defined in the Loan Agreement prior to this Ninth Amendment), Sections 3.1 through 3.2.6 are hereby deleted.

     5.   REVISIONS TO ARTICLE IV (TERM LOAN) OF THE LOAN AGREEMENT.

          (a) The parties acknowledge that: (i) the Term Note (as defined in paragraph 2(b) of this Ninth Amendment) is a renewal and consolidation of the outstanding principal due under the Term Note and the Acquisition Note (as such terms were defined in the Loan Agreement prior to the Ninth Amendment); (ii) the $150,000.00 extension fee referenced in Section 5.6 of the Loan Agreement (which section was added by the Sixth Amendment) has been added to the principal balance due under the Term Note (as defined in paragraph 2(b) of this Ninth Amendment); and (iii) the $100,000.00 principal payment referenced in paragraph 10(n) of this Ninth Amendment was applied by Bank to outstanding principal due under the Term Note and Acquisition Note (as such terms were defined in the Loan Agreement prior to this Ninth Amendment).

          (b) Sections 4.1 and 4.2 of the Loan Agreement are no longer accurate, and are hereby deleted.

     6.   TERMINATION DATE, INTEREST PAYMENTS, AND PRINCIPAL PAYMENTS.

          (a) Subject to the terms and conditions of this Ninth Amendment, the Termination Date for all Loans is as set forth in paragraph 2(f) above. The final maturity date specified in the Notes is extended from May 22, 2000 to September 30, 2000. The maturity date extension also shall be set forth in an Allonge to the Revolving Note to be executed by Borrower.

          (b) The Borrower shall continue to make weekly interest payments under each of the Notes.

          (c) The principal payments due under the Notes shall be as set forth in the Revolving Note, as modified by the Allonge thereto executed in connection with this Ninth Amendment, and in the Term Note (as defined in paragraph 2(b) of this Ninth Amendment).

     7. TEXTRON LETTER OF CREDIT. The parties acknowledge that Bank has funded the Textron Letter of Credit in the amount of $380,000.00, and the funds advanced by Bank under the Textron Letter of Credit are now included as part of the Loans.

     8. REVISION TO ARTICLE V (FEES) OF THE LOAN AGREEMENT. Section 5.6 of the Loan Agreement (which was added by the Sixth Amendment) is hereby deleted.

     9. CONFIRMATION OF COLLATERAL DOCUMENTS. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Collateral Documents are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of the Borrower to the Bank. Further, the Guarantors hereby consent to the terms and conditions of this Ninth Amendment, and confirm their solidary liability for all Loans.

     10. COVENANTS AND CONDITIONS PRECEDENT. The agreements and obligations of the Bank as set forth in this Ninth Amendment are subject to satisfaction of the following covenants and conditions precedent as of the date of execution of this Ninth Amendment and the continued satisfaction of said covenants and conditions precedent:

          (a) The Borrower shall have executed and delivered to the Bank this Ninth Amendment, an Allonge to the Revolving Note, the Term Note (as defined in paragraph 2(b) of this Ninth Amendment), and all other documents required by the Loan Agreement, as amended by this Ninth Amendment, and the Guarantors shall have executed and delivered to the Bank this Ninth
Amendment, and all other documents required by the Loan Agreement, as amended by this Ninth Amendment, all in form and substance and in such number of counterparts as may be required by the Bank;

          (b) The representations, warranties, and covenants of the Borrower and the Guarantors as set forth in the Loan Agreement, as amended by this Ninth Amendment, or in any Related Document furnished to the Bank in connection herewith, shall be and remain true and correct;

          (c) The Bank shall have received a favorable legal opinion of counsel to the Borrower and the Guarantors, in form, scope and substance satisfactory to the Bank;

          (d) The Bank shall have received certified resolutions of the Borrower and the Guarantors authorizing the execution of all documents and instruments contemplated by this Ninth Amendment;

          (e) Except for Events of Default pertaining to Loan payment violations as addressed in this Ninth Amendment and Borrower's continued failure to comply with Section 11.13 (Deposit Accounts), no Default or Event of Default shall exist or shall result from the transactions contemplated by this Ninth Amendment;

          (f) The Borrower and the Guarantors shall have provided the Bank with all financial statements, reports and certificates required by the Loan Agreement, as amended by this Ninth Amendment;

          (g) The Bank shall have received the articles of incorporation and bylaws, as amended, of the Borrower and the articles of organization, operating agreement, articles of incorporation, and bylaws, as amended, of the Guarantors, and the Bank's counsel shall have reviewed the foregoing documents and is satisfied with the validity, due authorization and enforceability thereof and of all Related Documents;

          (h) The Bank shall have received evidence acceptable to the Bank and its counsel that its Encumbrances affecting the Collateral shall have a first priority position, subject only to Permitted Encumbrances;

          (i) Except as provided in (e) above, there shall have occurred no Material Adverse Change;

          (j) The Bank's due diligence and review of all financial information provided by the Borrower and the Guarantors, and the Bank's field audit of the Borrower's books and records, shall be satisfactory to the Bank;

          (k) The Bank's receipt of a current listing of all senior and subordinated debt of the Borrower (on a consolidated basis);

          (l) The Borrower must maintain insurance acceptable to the Bank, naming Bank as additional insured and/or loss payee, and deliver to Bank evidence of such insurance coverages;

          (m) Interest payments on all Loans must be paid current as of the execution of this Ninth Amendment, and must remain current;

          (n) Bank's receipt of a written commitment by Advantage Capital to make capital contributions to Borrower in the amounts of $100,000.00 (on or prior to the execution of this Ninth Amendment), $250,000.00 (on or prior to the execution of this Ninth Amendment), and $250,000.00 (as needed on or prior to June 30, 2000), and (i) Borrower's receipt of the $100,000.00 contribution and delivery to Bank for application to past due principal on the Term Note and the Acquisition Note (as such terms were defined in the Loan Agreement prior to this Ninth Amendment), (ii) Borrower's receipt of the initial $250,000.00 contribution for working capital support, and (iii) Borrower's receipt as needed on or prior to June 30, 2000 of the subsequent $250,000.00 contribution for working capital support;

          (o)  Borrower   unconditionally  agrees  that  the  contributions
detailed in (n) above shall not be used by Borrower to reduce debt obligations of Borrower at any other financial institution;

          (p) All legal fees as of May 31, 2000 by Bank's counsel in the amount of $5,183.79 pertaining to prior matters involving Borrower, and all legal fees by Bank's counsel in connection with this Ninth Amendment, must be paid by Borrower;

          (q) All fees owed to Bank by Borrower, including unused fees of $9,831.14 and equipment and real estate appraisal fees, must be paid;

          (r) Delivery to Bank of an asset sale timeline must be provided prior to the execution of this Ninth Amendment or within 15 days thereafter, including an update on the Coastal Turbines transaction;

          (s) Warrants issued to Bank in January 1998 allowing an option by Bank to purchase 4,545 shares of stock issued by Borrower at a strike price of $11.00 per share must be reissued to include a strike price of $1.50 per share and delivered to Bank;

          (t) Monthly board reporting, weekly accounts receivable and accounts payable aging and daily borrowing base certificates will be required to be provided to Bank in a timely fashion. The April 2000 Board Book must be received by Bank prior to execution of this Ninth Amendment;

          (u) Weekly written updates regarding refinancing and equity offering activity and efforts must be provided to Bank on Monday of each week; and

          (v) Borrower's deposit with Bank of all checks delivered to Borrower since May 22, 2000, as payment by account debtors of accounts receivable owed to Borrower, and Borrower's delivery to Bank of a copy of each of the foregoing checks.


Bank reserves the right, in its sole discretion, to waive in writing compliance with any of the foregoing conditions and covenants. A violation of any of the foregoing conditions and covenants shall constitute an Event of Default.

     11. REPRESENTATION. On and as of the date hereof, and after giving effect to this Ninth Amendment, the Borrower and the Guarantors confirm, reaffirm and restate the representations and warranties set forth in the Loan Agreement and the Collateral Documents; provided, that each reference to the Loan Agreement herein shall be deemed to include the Loan Agreement as amended by this Ninth Amendment.

     12.  DEPOSIT   ACCOUNTS.   The  Bank  reserves  its  right  to  demand
compliance by Borrower with Section 11.13 of the Loan Agreement.

     13. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Bank for all legal fees and expenses of counsel to the Bank in connection with the transactions contemplated by this Ninth Amendment.

     14. WAIVER OF DEFENSES; RELEASE OF LIABILITIES. THE BORROWER AND THE GUARANTORS ACKNOWLEDGE THAT THIS NINTH AMENDMENT CONTAINS A RENEWAL OF THE LOANS, AN EXTENSION OF PAYMENTS, AND A FORBEARANCE BY THE BANK. IN CONSIDERATION OF THE BANK'S EXECUTION OF THIS NINTH AMENDMENT, THE BORROWER AND THE GUARANTORS DO HEREBY IRREVOCABLY WAIVE ANY AND ALL CLAIMS, CAUSES OF ACTION, AND/OR DEFENSES TO PAYMENT ON ANY INDEBTEDNESS OWED BY ANY OF THEM TO THE BANK THAT MAY EXIST AS OF THE DATE OF EXECUTION OF THIS NINTH AMENDMENT. FURTHER, BORROWER AND THE GUARANTORS HEREBY AGREE THAT ALL DISPUTES AND CLAIMS WHATSOEVER OF ANY KIND OR NATURE WHICH BORROWER AND/OR ANY OF THE GUARANTORS PRESENTLY HAS OR MAY HAVE AGAINST BANK, WHETHER PRESENTLY KNOWN OR UNKNOWN, WHICH BORROWER AND/OR ANY OF THE GUARANTORS COULD HAVE ASSERTED AGAINST BANK, ARE FULLY AND FINALLY RELEASED, COMPROMISED AND SETTLED. BORROWER AND THE GUARANTORS, INDIVIDUALLY AND FOR THEMSELVES, THEIR, SUCCESSORS IN INTEREST AND ASSIGNS, DO HEREBY EXPRESSLY RELEASE AND FOREVER RELIEVE, DISCHARGE AND GRANT FULL ACQUITTANCE TO BANK FOR AND FROM ANY AND ALL CAUSES OF ACTION, SUITS, CLAIMS, DEBTS, OBLIGATIONS OR LIABILITIES OF ANY NATURE WHATSOEVER, KNOWN OR UNKNOWN, ALLEGED OR NOT ALLEGED, WHICH BORROWER AND/OR ANY OF THE GUARANTORS HAS OR MAY HAVE AGAINST BANK, ITS AGENTS, OFFICERS, EMPLOYEES, DIRECTORS AND SHAREHOLDERS AS OF THE DATE HEREOF. ACCEPTANCE OF THE PROCEEDS OF EACH REVOLVING LOAN AFTER THE DATE HEREOF SHALL CONSTITUTE A RATIFICATION, ADOPTION AND CONFIRMATION BY BORROWER AND GUARANTORS OF THE FOREGOING GENERAL RELEASE OF RELEASED CLAIMS AND LIABILITIES THAT ARE BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT KNOWN OR UNKNOWN, EXISTING ON OR PRIOR TO THE DATE OF RECEIPT OF ANY SUCH REVOLVING LOAN. THIS WAIVER AND RELEASE SHALL BE CONSTRUED TO HAVE THE BROADEST POSSIBLE SCOPE.

     15. AMENDMENTS. THE LOAN AGREEMENT AND THIS NINTH AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:<section>1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, THE BORROWER, OMNI ALASKA, AVIATION, AND OMNI CANADA. THE LOAN AGREEMENT, AS AMENDED BY THIS NINTH AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER, AVIATION, OMNI ALASKA, OMNI CANADA AND THE BANK, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE LOAN AGREEMENT, AS AMENDED BY THIS NINTH AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, AVIATION, OMNI ALASKA, OMNI CANADA AND THE BANK.

     16. GOVERNING LAW: COUNTERPARTS. This Ninth Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Ninth Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

     17. CONTINUED EFFECT. Except as expressly modified herein, the Loan Agreement shall continue in full force and effect. The Loan Agreement as amended by this Ninth Amendment is hereby ratified and confirmed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.


                              OMNI ENERGY SERVICES CORP.

                              By:_____________________________________
                                 Name:  John H. Untereker
                                 Title:  President, Chief Executive Officer


                              AMERICAN AVIATION L.L.C.
                              BY: OMNI ENERGY SERVICES CORP.,
                                      AS SOLE MEMBER

                              By:_____________________________________
                                 Name:  John H. Untereker
                                 Title:  President, Chief Executive Officer


                              OMNI ENERGY SERVICES CANADA CORP.
                              (F/K/A HAMILTON DRILL TECH INC.)

                              By:_____________________________________
                                 Name:  John H. Untereker
                                 Title:  Treasurer


                              OMNI ENERGY SERVICES- ALASKA, INC.

                              By:_____________________________________
                                 Name:  John H. Untereker
                                 Title:  Treasurer


                              HIBERNIA NATIONAL BANK

                              By:_____________________________________
                                 Name:  Tammy M. Angelety
                                 Title:    Vice President